SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     AMENDED
                                    FORM 8-k
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event  reported):
February 2, 1999 (January 29, 1999)

                         MILLER DIVERSIFIED CORPORATION
             (Exact Name of Registrant as specified in its charter)


           Nevada                        0-19001                 84-1070932
           ------                        -------                 ----------
(State or other jurisdiction)   (Commission file number)   (IRS Employer ID No.)


23360 Weld County Road, #35, LaSalle, Colorado                      80645
----------------------------------------------                      -----
(address of principal executive offices)                          (zip code)


                                 (970) 284-5556
                                ---------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     On January 29, 1999 Miller Diversified Corporation ("Registrant") entered in an Amended Exchange Agreement with Miller Feed Lots, Inc. ("MFL") the purpose of which was to extend the previously announced deadline for the proposed exchange of shares between the two companies as previously announced. The new deadline for the completion of the proposed exchange, the effect of which would make MFL a wholly owned subsidiary of Registrant, is April 30, 1999.

     The parties also agreed to adjust the exchange formula for determining the number of share of Registrant to be issued for all outstanding shares of MFL. Under the prior agreement, Registrant was to issue 15,000,000 shares of its common stock for all of the issued and outstanding common stock of MFL. The Amended Exchange Agreement calls for the issuance of 7,000,000 shares of common stock of Registrant. The lower number of shares to be issued reflects Registrant's judgment that the current market price of Registrant's common stock may not sufficiently reflect the value of Registrant when consideration of other indices of value are taken into account.

     The proposed exchange between the two companies is subject to shareholder approval.

Item 7. Financial Statements and Exhibits.
------------------------------------------

     (a) Financial Statements
     ------------------------

          Audited financial statements of Miller Feed Lots, Inc. are filed herewith.

     (b) Pro forma Financial Statements
     ----------------------------------

          Pro forma financial information of Registrant and Miller Feed Lots, Inc. are filed herewith.

     (c) Exhibits
     ------------

          10.11 Amended Exchange Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                            MILLER DIVERSIFIED CORPORATION
                                                     (Registrant)


Dated: February 2, 1999                     By: /s/ James E. Miller
                                               ---------------------------------
                                               James E. Miller President

                             MILLER FEED LOTS, INC.
                                AND SUBSIDIARIES


                              FINANCIAL STATEMENTS


                      Years Ended August 31, 1998 and 1997

                                TABLE OF CONTENTS


Independent Auditors' Report..................................................2

CONSOLIDATED BALANCE SHEETS...................................................3

CONSOLIDATED STATEMENTS OF OPERATIONS.........................................5

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY...............................6

CONSOLIDATED STATEMENTS OF CASH FLOWS.........................................7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS....................................9

1001 Ninth Avenue
Greeley, Colorado  80631-4046

(970) 352-7990   *   FAX (970) 352-1855

Fort Collins Line (970) 226-0525
Denver Line (303) 442-8988
E-mail Address: cpa@awhitney.com


                          Independent Auditors' Report
                          ----------------------------



Board of Directors
Miller Feed Lots, Inc.
La Salle, Colorado

     We have audited the accompanying consolidated balance sheets of Miller Feed Lots, Inc. and subsidiaries as of August 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by man agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Miller Feed Lots, Inc. and subsidiaries as of August 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                                        ANDERSON & WHITNEY, P.C.


November 6, 1998



--------------------------------------------------------------------------------

 ANDERSON & WHITNEY, P.C. * CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS ADVISORS

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                 August 31
                                                         -----------------------
                                                            1998         1997
                                                            ----         ----


ASSETS
Current Assets:
  Cash                                                  $   21,696    $   18,219
  Trade accounts receivable                                 65,853        60,877
  Receivable from officers/directors                       287,844       426,715
  Income tax refunds receivable                               --           7,995
  Inventories                                                 --          40,892
                                                        ----------    ----------
    Total Current Assets                                   375,393       554,698
                                                        ----------    ----------

Property and equipment:
  Land                                                      56,924        56,924
  Buildings and improvements                               243,136       243,136
  Equipment                                                700,129       563,157
                                                        ----------    ----------
                                                         1,000,189       863,217
Less:  Accumulated depreciation and amortization           533,189       415,914
                                                        ----------    ----------
  Total Property and Equipment                             467,000       447,303
                                                        ----------    ----------
Other Assets:
  Net investment in sales type leases                       12,953        27,915
  Other investments                                         78,500        30,415
  Deferred income taxes                                     51,000        51,016
  Deposits and other                                        28,778        94,972
                                                        ----------    ----------
    Total Other Assets                                     171,231       204,318
                                                        ----------    ----------

TOTAL ASSETS                                            $1,013,624    $1,206,319
                                                        ==========    ==========


Continued on next page.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                               August 31
                                                     ---------------------------
                                                         1998           1997
                                                         ----           ----

LIABILITIES
-----------

Current Liabilities:
  Note payable - officer/director                    $    13,000    $    13,000
  Trade accounts payable                                  59,846         59,613
  Accounts payable - related parties                     203,137          9,415
  Accrued expenses                                         5,328         25,389
  Income taxes payable                                       676           --
  Current portion:
    Long-term debt                                        33,770        114,726
    Long-term debt - related parties                     126,280        344,567
                                                     -----------    -----------
    Total Current Liabilities                            442,037        566,710

Long-term Debt                                           277,274        311,218

Long-term Debt - related parties                         491,202        418,838
                                                     -----------    -----------
  Total Liabilities                                    1,210,513      1,296,766
                                                     -----------    -----------
Commitments
                                                     -----------    -----------

STOCKHOLDERS' EQUITY
--------------------

Common Stock, par value $100 per share; 2,500 shares
  authorized; 1,016 shares issued and outstanding        101,600        101,600
Additional Paid-In Capital                                11,860         11,860
Retained Earnings (Deficit)                             (310,349)      (203,907)
                                                     -----------    -----------
  Total Stockholders Equity                             (196,889)       (90,447)
                                                     -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,013,624    $ 1,206,319
                                                     ===========    ===========


See Accompanying Notes to Consolidated Financial Statements.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   For the Years Ended August 31
                                                   -----------------------------
                                                          1998         1997
                                                          ----         ----


Revenue:
  Freight services income                              $  317,085    $  314,548
  Rent and lease income                                   252,618       219,276
  Commodity sales commissions                             451,464       521,345
  Speculative trading gains (losses)                     (104,854)       29,864
  Interest income                                          25,515        24,814
  Other                                                     9,115         9,598
                                                       ----------    ----------
    Total Revenue                                         950,943     1,119,445
                                                       ----------    ----------
Costs and Expenses:
  Cost of:
    Freight services                                      232,079       252,371
    Rent and lease income                                  80,754        59,853
    Commodity sales commissions                           204,800       308,282
  Selling, general, and administrative                    375,386       324,435
  Interest                                                 33,360        44,230
  Interest - related parties                               64,664        78,769
                                                       ----------    ----------
    Total Costs and Expenses                              991,043     1,067,940
                                                       ----------    ----------
Earnings (Loss) Before Taxes                              (40,100)       51,505

Income Tax Expense                                         42,751        15,773
                                                       ----------    ----------

NET EARNINGS (LOSS)                                    $  (82,851)   $   35,732
                                                       ==========    ==========


Net Earnings (Loss) per Common Share                    $  (41.67)    $   35.17
                                                        =========     =========


Weighted Average Number of Common Shares Outstanding        1,016         1,016
                                                        =========     =========


See Accompanying Notes to Consolidated Financial Statements.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                      Years Ended August 31, 1997 and 1998
                                 ----------------------------------------------
                                             Additional   Retained
                                  Common       Paid-In    Earnings
                                   Stock       Capital    (Deficit)     Total
                                   -----       -------    ---------     -----


Balances, September 1, 1996      $ 101,600   $  11,660   $(219,144)   $(105,684)

Net earnings for the year ended
August 31, 1997                       --          --        35,732       35,732

Dividends paid                        --          --       (20,495)     (20,495)
                                 ---------   ---------   ---------    ---------

Balances, August 31, 1997          101,600      11,860    (203,907)     (90,447)

Net loss for the year ended
August 31, 1998                       --          --       (82,851)     (82,851)

Dividends paid                        --          --       (23,591)     (23,591)
                                 ---------   ---------   ---------    ---------

Balances, August 31, 1998        $ 101,600   $  11,860   $(310,349)   $(196,889)
                                 =========   =========   =========    =========


See Accompanying Notes to Consolidated Financial Statements.




MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                Years Ended August 31
                                                              --------------------------
                                                                 1998           1997
                                                                 ----           ----


Cash Flows from Operating Activities:
  Cash received from customers                                $   920,452    $ 1,100,717
  Cash paid to suppliers and employees                           (570,642)      (939,714)
  Interest received                                                 1,924          4,319
  Interest paid                                                   (98,646)      (123,457)
  Income taxes paid                                               (34,064)      (132,372)
                                                              -----------    -----------
    Net Cash Provided (Used) by Operating Activities              219,024        (90,507)
                                                              -----------    -----------
Cash Flows from Investing Activities:
 (Increase) decrease in receivables from officers/directors       138,871        (40,450)
  Acquisition of property and equipment                          (136,972)      (144,800)
  Payments received on sales type leases                           14,962         31,690
  Proceeds from other investments                                  28,415         30,811
  Payment of other deposits                                          --          (49,953)
                                                              -----------    -----------
    Net Cash Provided (Used) by Investing Activities               45,276       (172,702)
                                                              -----------    -----------
Cash Flows from Financing Activities:
  Advances on long-term debt - related parties                    181,000        402,000
  Payments on:
    Long-term debt                                               (114,900)       (55,690)
    Long-term debt - related parties                             (326,923)       (86,463)
                                                              -----------    -----------
    Net Cash Provided (Used) by Financing Activities             (260,823)       259,847
                                                              -----------    -----------
Net Increase (Decrease) in Cash                                     3,477         (3,362)

Cash, beginning of year                                            18,219         21,581
                                                              -----------    -----------

Cash, end of year                                             $    21,696    $    18,219
                                                              ===========    ===========


Continued on next page.

                                       -7-




MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS -- Continued

                                                                          Years Ended August 31
                                                                          ---------------------
                                                                            1998         1997
                                                                            ----         ----
Reconciliation of Net Earnings (Loss) to Net Cash Provided
  (Used) by Operating Activities:
  Net earnings (loss)                                                    $ (82,851)   $  35,732
  Adjustments:
    Imputed interest income                                                (23,591)     (20,495)
    Depreciation                                                           117,275      104,826
    Amortization                                                             1,694        1,528
    Deferred income taxes                                                       16        8,161
    (Increase) decrease in:
      Trade accounts receivable                                             (4,976)       6,086
      Income tax refunds receivable                                          7,995       (7,995)
      Inventories                                                           40,892         --
      Prepaid expenses, deposits, and other                                (12,000)          99
    Increase (decrease) in:
      Accounts payable                                                     193,955      (98,095)
      Accrued expenses                                                     (20,061)      (3,589)
      Income taxes payable                                                     676     (116,765)
                                                                         ---------    ---------

Net Cash Provided (Used) by Operating Activities                         $ 219,024    $ (90,507)
                                                                         =========    =========


Supplemental Disclosure of Noncash Investing and Financing Activities:
  Imputed interest on receivables from officers/directors
    reported as dividends paid                                           $  23,591    $  20,495
                                                                         =========    =========


See Accompanying Notes to Consolidated Financial Statements.


                                       -8-

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies:

          The accounting and reporting policies of Miller Feed Lots, Inc. (the Company) and its subsidiaries conform to generally accepted accounting principles. The following summary of significant accounting policies is presented to assist the reader in evaluating the Company's consolidated financial statements.

         Description of Business:
          The Company's primary business is a trucking operation for a feedlot facility near La Salle, Colorado. The Company also leases the feedlot facility and various equipment to a related party and, through its subsidiaries, serves as a commodity broker for commercial and retail customers. Most of the customers to which the Company has granted credit either operate in the cattle industry or feed cattle as an investment.

         Principles of Consolidation:
          The consolidated financial statements include Miller Feed Lots, Inc. and its wholly-owned subsidiaries, D & M Feeders (D&M - a cattle feeding operation), Miller Trading Company (MTC - a commission agent for the execution of retail commodities contracts), and La Salle Commodity and Cattle Services Co. (LCCS - a commission agent for the execution of commercial commodities contracts). All material intercompany profits, transactions, and balances have been eliminated.

         Cash Equivalents:
          The Company considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         Trade Accounts Receivable:
          No allowance for doubtful accounts receivable has been recorded based on the history of the Company and the nature of the receivables.

         Concentration of Credit Risk:
          At August 31, 1998 and 1997, the Company has trade accounts receivable from an unrelated customer, totaling $44,148 and $38,103, respectively, which exceeded 10% of the Company's total trade accounts receivable.

         Inventories:
          Inventories are stated at the lower of cost (weighted average) or market.

         Property and Equipment:
          Property and equipment are recorded at acquisition cost. Depreciation is computed using the accelerated and straight line methods over the estimated useful lives of the assets.

         Income Taxes:
          Deferred tax assets or liabilities, net of any applicable valuation allowance for deferred tax assets, are recognized for the estimated future tax effects attributable to temporary differences and carryforwards. Deferred tax assets and liabilities are classified as current or noncurrent based on the classification of the asset and liability to which they relate. Deferred tax assets and liabilities not related to an asset or liability for financial reporting, including deferred tax assets related to carryforwards, are classified as current or noncurrent according to the expected reversal date of the temporary difference. The Company and its subsidiaries file consolidated corporate income tax returns.

         Earnings per Common Share:
          Earnings per common share is computed by using the weighted average number of common shares outstanding during the period presented. Fully diluted earnings per share amounts are not presented for 1998 and 1997 as there are no stock options or warrants outstanding.

         Use of Estimates:
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Reclassifications:
          Certain reclassifications of 1997 financial information have been made to conform with the 1998 presentation.


Note 2 - Sales-type Leases:

          The Company leases various pieces of equipment to an affiliate, Miller Diversified Corporation, under various agreements expiring through 2000. Following is a summary of the components of the Company's investment in the sales-type leases

                                                          August 31
                                                      ----------------
                                                        1998     1997
                                                        ----     ----

        Total minimum lease payments to be received   $14,328   $31,971
        Less: Unearned income                           1,375     4,056
                                                      -------   -------

        Net Investment                                $12,953   $27,915
                                                      =======   =======

          Minimum lease payments to be received as of August 31, 1998 for the next two years are: 1999, $8,023; 2000, $6,305.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

Note 3 - Note Payable - Officer/Director:

          The Company has a $13,000 note payable with an officer/director that is payable on demand. The note is non-interest bearing and without collateral.


Note 4 - Long-term Debt:

                                                            August 31
                                                    ------------------------
                                                       1998          1997
                                                       ----          ----
    Unrelated:
     Mortgage payable to an insurance company
     maturing in April 2005,  with  quarterly
     payments of  principal  and  interest at
     10.25%,    collateralized   by   feedlot
     facilities                                     $  311,044    $  341,738

     Note   payable  to  bank   maturing   in
     September 1997, with monthly payments of
     principal   and   interest   at   8.75%,
     collateralized   by  a  house  near  the
     feedlot facilities                                   --          84,206
                                                    ----------    ----------
                                                       311,044       425,944
    Less: Current portion                               33,770       114,726
                                                    ----------    ----------
                                                    $  277,274    $  311,218
                                                    ==========    ==========

   Related Parties:
     Notes  payable  to  Miller   Diversified
     Corporation, interest payable monthly at
     6%, $250,000 due May 1998,  $300,000 due
     May    2002,     without     collateral,
     subordinated to mortgagor                      $  300,000    $  550,000

     Various notes payable to a related party
     maturing in varying amounts from 1998 to
     2008 with monthly  payments of principal
     and    interest    at   12%   to    14%,
     collateralized by equipment                       162,000       152,766

     Note payable to a related party maturing
     in  2007,   with  monthly   payments  of
     principal    and    interest    at   8%,
     collateralized by a condominium                    45,000        45,000

     Various notes payable to a related-party
     financing  company  maturing  in various
     amounts  from  1997  to  2001,   monthly
     payments of  principal  and  interest at
     from  7.5%  to  14%,  collateralized  by
     equipment                                          30,767        15,639

     Note payable to a related party maturing
     in  2007,   with  monthly   payments  of
     principal    and    interest    at   8%,
     collateralized   by  a  house  near  the
     feedlot facilities                                 79,715          --
                                                    ----------    ----------
                                                       617,482       763,405
    Less: Current portion                              126,280       344,567
                                                    ----------    ----------
                                                    $  491,202    $  418,838
                                                    ==========    ==========

     The current maturities of long term debt for each of the next five years and thereafter are as follow:

          Year Ending August 31                        Amount
          ---------------------                        ------

                 1999                                 $ 160,050
                 2000                                   117,722
                 2001                                    86,369
                 2002                                   111,576
                 2003                                   350,624
                 2004-2007                              102,185


Note 5 - Income Taxes:

                                         Years Ended August 31
                                         ---------------------
                                             1998      1997
                                             ----      ----

                   Current income taxes    $42,735   $ 7,612
                   Deferred income taxes        16     8,161
                                           -------   -------

                   Income Tax              $42,751   $15,773
                                           =======   =======

     Significant components and the related tax effect of temporary differences and carryforwards are as follows:

                                                      August 31
                                     -------------------------------------------
                                             1998                   1997
                                     --------------------   --------------------
                                     Current    Long-Term   Current    Long-Term
                                     -------    ---------   -------    ---------
Deferred Tax Assets:
  Capital loss carryforwards         $   --     $ 38,200    $   --     $ 14,473
  Allowance for Note Receivable          --       51,000        --       51,000
Deferred Tax Liabilities:
  D & M Cash basis for tax               --         --          --      (14,457)
                                     --------   --------    --------   --------
                                         --       89,200        --       51,016
Deferred Tax Assets Valuation
  Allowance                              --      (38,200)       --         --
                                     --------   --------    --------   --------
Net Deferred Tax Asset               $   --     $ 51,000    $   --     $ 51,016
                                     ========   ========    ========   ========

          The capital loss carryforwards expire in 1999 and 2003.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

Note 5 - Income Taxes - Continued:

          The differences between income tax expense (benefit) and the amount computed by applying the federal statutory rates are as follows:

                                                      Years Ended August 31
                                                      ---------------------
                                                         1998        1997
                                                         ----        ----

    Computed at expected federal statutory rate        $  6,015    $  9,938
    Change in deferred tax assets                            16       8,161
    Capital loss carryover utilized                        --        (8,161)
    Change in deferred tax asset valuation allowance     38,200        --
    Other                                                (1,480)      5,835
                                                       --------    --------
    Income Tax                                         $ 42,751    $ 15,773
                                                       ========    ========



Note 6 - Related Party Transactions:

          The Company is related to Miller Diversified Corporation (MDC) through partial common ownership and management. The following schedule summarizes transactions between the Company and MDC.

                                                 Years Ended August 31
                                                 ---------------------
                                                    1998       1997
                                                    ----       ----
          Payments from MDC for:
            Freight                               $177,931   $274,302
            Operating lease of feedlot facility    129,000    129,000
            Capital lease of equipment              17,020     36,010
            Operating lease of equipment           114,618     81,276
            Housing rent                             9,000      9,000
          Payments to MDC for:
            Interest expense on long-term debt      24,000     18,000


          In August 1992, the Company purchased substantially all of MDC's operating equipment and leased a portion of the equipment back to MDC under a lease which terminated during the year ended August 31, 1997.

          Short-term advances are made to two officers/directors that are due on demand. Interest income of $23,591 and $20,495 was imputed on these advances for the years ended August 31, 1998 and 1997, respectively, and is reported as dividends paid to stockholders. The balances outstanding at August 31, 1998 and 1997 were $287,844 and $426,715, respectively.

Note 7 - Operating Leases:

          The Company leases feedlot facilities to MDC under an operating lease agreement expiring in 2016. Monthly lease payments are two and one-third cents (21/3(cent)) per head per day for cattle actually in the feedlot, subject to a minimum of $10,750 and maximum of $13,300. MDC is responsible for all maintenance, insurance, utilities, and taxes on the property, and has the option to purchase the feedlot facility for $1,300,000 during the lease term. The feedlot facilities consist of $48,014 of land and $52,066 of buildings and improvements, less accumulated depreciation of $39,897.

          Future minimum lease payments for the feedlot facilities are $129,000 per year through 2016, totaling $2,117,750.

          The Company also leases certain equipment and a house to MDC on a month-to-month basis. Rents received during the years ended August 31, 1998 and 1997 were $123,618 and $90,276, respectively.


Note 8 - Fair Value of Financial Instruments:

          The Company's financial instruments include cash, accounts receivable, notes receivable, accounts payable, and notes payable. The Company estimates that the fair value of all financial instruments at August 31, 1998 and 1997 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.

          The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. The carrying amount of cash, accounts receivable, and accounts payable approximates fair value because of the short maturity of these instruments. The carrying amount of notes receivable and notes payable approximates fair value as interest rates approximate current rates for loans with similar terms and remaining maturities.


Note 9 - Pending Merger:

          On June 22, 1998, the Company signed an Agreement and Plan of Exchange with MDC, which would make the Company a wholly-owned subsidiary of MDC. The agreement calls for MDC to issue 15,000,000 shares of its common stock to the Company's shareholders in exchange for all of the Company's issued and outstanding common shares. The transaction is subject to the approval of MDC shareholders.



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                            Historical                      Pro Forma
                                                   ----------------------------   -----------------------------
                                                      Miller          Miller
                                                    Diversified        Feed
                                                    Corporation     Lots, Inc.
August 31, 1998                                    Consolidated    Consolidated   Adjustments        Combined
---------------------------------------------------------------------------------------------------------------

ASSETS
------
Current Assets:
  Cash                                              $    63,656   $    21,696    $         --      $    85,352
  Trade accounts receivable                             823,576        65,853              --          889,429
  Receivable from officers/directors                       --         287,844              --          287,844
  Accounts receivable - related parties                 203,137          --            (203,137)C4        --
  Inventories                                         1,321,467          --                --        1,321,467
  Prepaid expenses                                       13,542          --                --           13,542
                                                    -----------   -----------    --------------    -----------
    Total Current Assets                              2,425,378       375,393          (203,137)     2,597,634
                                                    -----------   -----------    --------------    -----------
Property and Equipment:
  Land                                                     --          56,924              --           56,924
  Buildings and improvements                               --         243,136              --          243,136
  Feedlot facilities under capital lease -
    related party                                     1,497,840          --          (1,497,840)C1        --

  Equipment                                              77,453       700,129              --          777,582
  Equipment under capital leases - related party         30,649          --             (30,649)C2        --

  Leasehold improvements                                131,043          --                --          131,043
                                                    -----------   -----------    --------------    -----------
                                                      1,736,985     1,000,189        (1,528,489)     1,208,685
  Less: Accumulated depreciation and
         amortization                                   581,331       533,189          (454,345)C1     640,253
                                                                                        (19,922)C2
    Total Property and Equipment                      1,155,654       467,000        (1,054,222)       568,432
                                                    -----------   -----------    --------------    -----------
Other Assets:
  Net investment in sales type leases                      --          12,953           (12,953)C2        --
  Securities available for sale                          10,347          --                --           10,347
  Other investments                                     186,366        78,500              --          264,866
  Notes receivable - related party                      300,000          --            (300,000)C4        --
  Deferred income taxes                                 233,142        51,000              --          284,142
  Deposits and other                                     30,885        28,778           (16,778)C3      42,885
                                                    -----------   -----------    --------------    -----------
    Total Other Assets                                  760,740       171,231          (329,731)       602,240
                                                    -----------   -----------    --------------    -----------

TOTAL ASSETS                                        $ 4,341,772   $ 1,013,624    $   (1,587,090)   $ 3,768,306
                                                    ===========   ===========    ==============    ===========


Continued on next page.






MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                            Historical                       Pro Forma
                                                   ----------------------------    -----------------------------
                                                      Miller          Miller
                                                    Diversified        Feed
                                                    Corporation     Lots, Inc.
August 31, 1998                                    Consolidated    Consolidated     Adjustments        Combined
---------------------------------------------------------------------------------------------------------------

LIABILITIES
-----------
Current Liabilities:
  Notes payable                                      $ 1,001,327    $      --      $         --      $ 1,001,327
  Note payable - officer/director                           --           13,000              --           13,000
  Trade accounts payable                                 440,848         59,846              --          500,694
  Accounts payable - related parties                        --          203,137          (203,137)C4        --
  Accrued expenses                                        32,046          5,328              --           37,374
  Income taxes payable                                      --              676              --              676
  Customer advance feed contracts                         14,907           --                --           14,907
  Current portion:
    Long-term debt                                          --           33,770              --           33,770
    Long-term debt - related parties                        --          126,280              --          126,280
    Capital lease obligations - related party             27,094           --             (20,153)C1        --
                                                                                           (6,941)C2
                                                     -----------    -----------    --------------    -----------
      Total Current Liabilities                        1,516,222        442,037          (230,231)     1,728,028
Long-term Debt                                              --          277,274              --          277,274
Long-term Debt - related parties                            --          491,202          (300,000)C4     191,202
Capital Lease Obligations - related party                984,432           --            (978,420)C1        --
                                                                                           (6,012)C2
                                                     -----------    -----------    --------------    -----------
  Total Liabilities                                    2,500,654      1,210,513        (1,514,663)     2,196,504
                                                     -----------    -----------    --------------    -----------
Commitments
                                                     -----------    -----------    --------------    -----------
STOCKHOLDERS' EQUITY
--------------------

Preferred Stock                                             --             --                --             --
Common Stock                                                 636        101,600               700 A        1,336
                                                                                         (101,600)B
Additional Paid-In Capital                             1,351,693         11,860              (700)A    1,154,104
                                                                                          (11,860)B
                                                                                         (196,889)B
Unrealized Loss - Securities Available
  for Sale                                                (9,753)          --                --           (9,753)
Retained Earnings (Deficit)                              498,542       (310,349)          310,349 B      426,115
                                                                                          (44,922)C1
                                                                                          (10,727)C2
                                                                                          (16,778)C3
                                                     -----------    -----------    --------------    -----------
    Total Stockholders' Equity                         1,841,118       (196,889)          (72,427)     1,571,802
                                                     -----------    -----------    --------------    -----------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                               $ 4,341,772    $ 1,013,624    $   (1,587,090)   $ 3,768,306
                                                     ===========    ===========    ==============    ===========


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statements.





MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

                                                          Historical                      Pro Forma
                                                ------------------------------  -------------------------------
                                                   Miller            Miller
                                                 Diversified          Feed
For the Year Ended                               Corporation       Lots, Inc.
August 31, 1998                                 Consolidated      Consolidated      Adjustments      Combined
---------------------------------------------------------------------------------------------------------------
Revenue:
  Feed and related sales                        $  8,211,839    $       --      $          --     $  8,211,839
  Fed cattle sales                                 1,373,688            --                 --        1,373,688
  Feedlot services                                 1,524,310            --                 --        1,524,310
  Freight services income                               --           317,085               --          317,085
  Rent and lease income                                 --           252,618           (129,000)C1        --
                                                                                       (123,618)C5
  Commodity sales commissions                           --           451,464               --          451,464
  Speculative trading gains (losses)                    --          (104,854)              --         (104,854)
  Interest income                                     27,319          25,515               --           52,834
  Interest income - related party                     24,000            --              (24,000)C4        --
  Other                                               23,005           9,115             (1,800)C5      30,320
                                                ------------    ------------    ---------------   ------------
    Total Revenue                                 11,184,161         950,943           (278,418)    11,856,686
                                                ------------    ------------    ---------------   ------------
Costs and Expenses:
  Cost of:
    Feed and related sales                         7,372,392            --                 --        7,372,392
    Fed cattle sold                                1,477,479            --                 --        1,477,479
    Feedlot services                               1,386,796            --              (59,914)C1   1,195,593
                                                                                         (7,671)C2
                                                                                       (123,618)C5
    Freight services                                    --           232,079               --          232,079
    Rent and lease income                               --            80,754               --           80,754
    Commodity sales commissions                         --           204,800               --          204,800
  Selling, general, and administrative               773,055         375,386             (1,294)C3   1,145,347
                                                                                         (1,800)C5


  Write-down of cattle inventory                     140,416            --                 --          140,416
  Interest                                            31,563          33,360               --           64,923
  Interest - related parties                            --            64,664            (24,000)C4      40,664
  Interest on capital leases - related party         112,997            --             (110,937)C1        --
                                                                                         (2,060)C2
    Total Costs and Expenses                      11,294,698         991,043           (331,294)    11,954,447
                                                ------------    ------------    ---------------   ------------
Earnings (Loss) Before Taxes                        (110,537)        (40,100)            52,876        (97,761)
Income Tax Expense (Benefit)                         (56,180)         42,751               --          (13,429)
                                                ------------    ------------    ---------------   ------------

NET EARNINGS (LOSS)                             $    (54,357)   $    (82,851)   $        52,876   $    (84,332)
                                                ============    ============    ===============   ============


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statement.





MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

                                                          Historical                      Pro Forma
                                                ------------------------------ --------------------------------
                                                   Miller            Miller
                                                 Diversified          Feed
For the Year Ended                               Corporation       Lots, Inc.
August 31, 1997                                 Consolidated      Consolidated      Adjustments     Combined
---------------------------------------------------------------------------------------------------------------
Revenue:
  Feed and related sales                        $  9,215,851    $       --     $          --     $  9,215,851
  Feedlot services                                 2,040,105            --                --        2,040,105
  Freight services income                               --           314,548              --          314,548
  Rent and lease income                                 --           219,276          (129,000)C1        --
                                                                                       (90,276)C5
  Commodity sales commissions                           --           521,345              --          521,345
  Speculative trading gains                             --            29,864              --           29,864
  Interest income                                     23,561          24,814              --           48,375
  Interest income - related party                     18,000            --             (18,000)C4        --
  Other                                               80,052           9,598            (1,800)C5      87,850
                                                ------------    ------------   ---------------   ------------
    Total Revenue                                 11,377,569       1,119,445          (239,076)    12,257,938
                                                ------------    ------------   ---------------   ------------
Costs and Expenses:
  Cost of:
    Feed and related sales                         8,483,551            --                --        8,483,551
    Feedlot services                               1,844,037            --             (59,914)C1   1,664,197
                                                                                       (29,650)C2
                                                                                       (90,276)C5
    Freight services                                    --           252,371              --          252,371
    Rent and lease income                               --            59,853              --           59,853
    Commodity sale commission                           --           308,282              --          308,282
  Selling, general, and administrative               704,296         324,435            (1,262)C3   1,025,669
                                                                                        (1,800)C5
  Loss of sale of land and water rights              178,452            --                --          178,452
  Interest                                            12,146          44,230              --           56,376
  Interest - related parties                            --            78,769           (18,000)C4      60,769
  Interest on capital lease - related party          117,130            --            (112,811)C1        --
                                                                                        (4,319)C2
    Total Costs and Expenses                      11,339,612       1,067,940          (318,032)    12,089,520
                                                ------------    ------------   ---------------   ------------
Earnings Before Taxes                                 37,957          51,505            78,956        168,418
Income Tax Expense (Benefit)                        (141,284)         15,773              --         (125,511)
                                                ------------    ------------   ---------------   ------------

NET EARNINGS                                    $    179,241    $     35,732   $        78,956   $    293,929
                                                ============    ============   ===============   ============


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statement.


NOTE TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

     The following note is included to assist the reader in understanding the adjustment needed to illustrate the business combination of the Company and MFL.

(a) To record issuance of 7,000,000 of the Company's Common Stock to acquire all outstanding shares of MFL.

(b)  To eliminate MFL stockholders' equity balances.

(c)  To eliminate intercompany transactions as identified below:

     (c1) Feedlot facilities under capital lease between MDC and MFL.
     (c2) Equipment under capital lease between MDC and MFL.
     (c3) MFL goodwill on acquisition of LCCS and MTC from MDC.
     (c4) Accounts and notes receivable on MDC with accounts and notes payable on MFL.
     (c5) Accounting fees and equipment rentals between MDC and MFL.